                    COCA-COLA ENTERPRISES INC.                   Exhibit 99
           CONDENSED CONSOLIDATED STATEMENTS OF INCOME           Page 1 of 5
          (Unaudited; In Millions Except Per Share Data)

                                                     Third Quarter
                                             -----------------------------
                                              2000(a)     1999      Change
                                             -------    -------     ------
Net Operating Revenues                       $ 3,868    $ 3,831       1%
Cost of Sales                                  2,368      2,360      --
                                             -------    -------
Gross Profit                                   1,500      1,471       2%
Selling, Delivery, and Administrative
  Expenses                                     1,105      1,130      (2)%
                                             -------    -------
Operating Income                                 395        341      16%
Interest Expense, Net                            197        186       6%
                                             -------    -------
Income Before Income Taxes                       198        155
Income Tax Expense                                67         51
                                             -------    -------
Net Income                                       131        104
Preferred Stock Dividends                          1          1
                                             -------    -------
Net Income Applicable to Common
  Shareowners                                $   130    $   103
                                             =======    =======
Basic Average Common
  Shares Outstanding                             418        426
                                             =======    =======
Basic Net Income Per Share
  Applicable to Common
  Shareowners (b)                            $  0.31    $  0.24
                                             =======    =======
Diluted Average Common
  Shares Outstanding                             427        437
                                             =======    =======
Diluted Net Income Per Share
  Applicable to Common
  Shareowners (b)                            $  0.30    $  0.24
                                             =======    =======
Cash Operating Profit Data:
  Operating Income                           $   395    $   341       16%
  Depreciation                                   203        226      (10)%
  Amortization                                   113        113       --
                                             -------    -------
Cash Operating Profit                        $   711    $   680        5%
                                             =======    =======

(a) 2000 results include insurance proceeds of $20 million related to the
    1999 product recall.
(b) Per share data calculated prior to rounding to millions.

                   COCA-COLA ENTERPRISES INC.                     Exhibit 99
          CONDENSED CONSOLIDATED STATEMENTS OF INCOME             Page 2 of 5
         (Unaudited; In Millions Except Per Share Data)

                                                      Nine Months
                                             -----------------------------
                                              2000(a)     1999(a)   Change
                                             -------     -------    ------
Net Operating Revenues                       $11,189     $10,897      3%
Cost of Sales                                  6,863       6,836     --
                                             -------     -------
Gross Profit                                   4,326       4,061      7%
Selling, Delivery, and Administrative
  Expenses                                     3,399       3,388     --
                                             -------     -------
Operating Income                                 927         673     38%
Interest Expense, Net                            593         559      6%
                                             -------     -------
Income Before Income Taxes                       334         114
Income Tax Expense                               113          37
                                             -------     -------
Net Income                                       221          77
Preferred Stock Dividends                          3           3
                                             -------     -------
Net Income Applicable to Common
  Shareowners                                $   218     $    74
                                             =======     =======
Basic Average Common Shares
   Outstanding                                   419         425
                                             =======     =======
Basic Net Income Per Share Applicable
  to Common Shareowners (b)                  $  0.52     $  0.18
                                             =======     =======
Diluted Average Common Shares
  Outstanding                                    429         436
                                             =======     =======
Diluted Net Income Per Share Applicable
  to Common Shareowners (b)                  $  0.51     $  0.17
                                             =======     =======
Cash Operating Profit Data:
  Operating Income                           $   927     $   673    38%
  Depreciation                                   603         663    (9)%
  Amortization                                   340         335     1%
                                             -------     -------
Cash Operating Profit                        $ 1,870     $ 1,671    12%
                                             =======     =======

(a) 2000 results include a nonrecurring charge of $12 million related to
    Great Britain, and insurance proceeds of $20 million related to the
    1999 product recall in Europe. 1999 results include nonrecurring product recall costs of $103 million.
(b) Per share data calculated prior to rounding to millions.

                     COCA-COLA ENTERPRISES INC.               Exhibit 99
               CONDENSED CONSOLIDATED BALANCE SHEETS          Page 3 of 5
                           (In Millions)

                                               September 29,     December 31,
                                                   2000             1999
                                               ------------      -----------
                                               (Unaudited)
ASSETS
Current
  Cash and cash investments                     $    165         $   141
  Trade accounts receivable, net                   1,364           1,347
  Inventories                                        654             669
  Prepaid expenses and other current assets          545             424
                                                 -------         -------
    Total Current Assets                           2,728           2,581

Net Property, Plant, and Equipment                 5,572           5,594
Franchises and Other Noncurrent Assets, Net       13,955          14,555
                                                 -------         -------
                                                 $22,255         $22,730
                                                 =======         =======
LIABILITIES AND SHAREOWNERS' EQUITY
Current
  Accounts payable and accrued expenses          $ 2,146         $ 2,389
  Current portion of long-term debt                1,401           1,225
                                                 -------         -------
    Total Current Liabilities                      3,547           3,614

Long-Term Debt, Less Current Maturities            9,924          10,153
Retirement and Insurance Programs and
  Other Long-Term Obligations                      1,053           1,088
Long-Term Deferred Income Tax Liabilities          4,846           4,951
Shareowners' Equity                                2,885           2,924
                                                 -------         -------
                                                 $22,255         $22,730
                                                 =======         =======

                      COCA-COLA ENTERPRISES INC.              Exhibit 99
                      Summary of Key Information              Page 4 of 5
                             (Unaudited)

                                                Reported        Comparable
Third-Quarter 2000                               Change          Change (a)
-------------------                             --------        ----------

Cash Operating Profit - Consolidated                 5%              2%

Physical Case Bottle and Can Volume
  Consolidated                                  (1 1/2)%         (1 1/2)%
  North America                                 (1 1/2)%         (1 1/2)%
  Europe                                            (1)%         (1 1/2)%

Fountain Gallon Volume                             1/2 %            Flat

Net Revenues Per Case to Retailers -
  Bottle and Can                                 2 1/2%          2 1/2%

Cost of Sales Per Case - Bottle and Can          1 1/2%          1 1/2%

Nine-Months 2000
-------------------
Cash Operating Profit - Consolidated                12%              5%

Physical Case Bottle and Can Volume
  Consolidated                                     Flat             Flat
  North America                                     (2)%         (1 1/2)%
  Europe                                         5 1/2%          4 1/2%

Fountain Gallon Volume                           1 1/2%          1 1/2%

Net Revenues Per Case to Retailers -
  Bottle and Can                                     3%              3%

Cost of Sales Per Case - Bottle and Can            1/2%              2%

(a) To determine comparable results, financial results exclude nonrecurring items, and 1999 volume results have been adjusted to include the same number of fiscal days as 2000.

                         COCA-COLA ENTERPRISES INC.            Exhibit 99
                      Other Key Financial Information          Page 5 of 5

    Operating results for the quarter were favorably impacted by $20 million,
$0.03 per diluted share, in nonrecurring insurance proceeds related to the
1999 Belgian product recall.

    Effective January 1, 2000, the Company prospectively revised the estimated useful lives and residual values of certain fixed assets. The impact of the changes in estimates was to decrease depreciation costs during the third quarter and the nine month period ended September 29, 2000 by approximately $42 million and $118 million, or $0.06 and $0.17 per diluted share, respectively.

                      *************************

    This Form 8-K should be read in conjunction with cautionary statements found on page 48 of the Company's 1999 Annual Report and on page 19 of the
Company's second-quarter 2000 Form 10-Q.